The Americas Income Trust - 1998 Semiannual Report

1998 Semiannual Report


[LOGO]

The Americas
Income Trust

XUS

CONTENTS
Average Annualized Total Returns . . . . . . . . . . . . . . . . . . . . .  1

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . .  3

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . .  7

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 18

Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

Glossary(***). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24


(***) This report includes a glossary to help you understand financial terms used in the portfolio manager's letter. When you see this symbol, it indicates a word that is defined in the glossary.


[LOGO]


THE AMERICAS INCOME TRUST
--------------------------------------------------------------------------------

PRIMARY INVESTMENTS

The fund invests at least 65% of total assets in debt securities of issuers located in the United States, Canada and Mexico. It may invest up to 35% in debt securities of issuers in other areas of the world. The fund may invest up to 35% of its assets in non-investment grade securities or unrated securities of comparable quality. Non-investment grade securities, commonly known as "high-yield" or "junk" bonds, are subject to higher risks and greater market fluctuations than lower yielding, higher rated securities. Debt securities that the fund may invest in include: mortgage-related securities, including mortgage derivative securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady Bonds and corporate debt securities; and U.S. and foreign government securities. International investing involves risks not typically associated with U.S. investing, including currency fluctuations, political instability and different accounting standards. Risks are particularly significant when investing in emerging markets.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended April 30, 1998
--------------------------------------------------------------------------------

[GRAPH]

One Year           14.03%          8.58%        11.82%
Three Year         14.78%         14.03%        13.77%
Since Inception    (0.48%)         6.84%         8.56%
  1/28/94

The Americas Income Trust
Lipper World Income Funds Average: Developed Nations

Lehman Brothers Aggregate Bond Index (60%)
Lehman Brothers Emerging Americas Index (30%)
Salomon Brothers Canada Only Index (10%)


PERFORMANCE
The Americas Income Trust's total returns are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended April 30, 1998, were 27.69%, 18.56% and -2.63%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those reinvestments as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

In May 1996, Salomon Brothers Asset Management Inc assumed management of the fund.


--------------------------------------------------------------------------------

                 1998 Semiannual Report  1  The Americas Income Trust

--------------------------------------------------------------------------------
THE FUND'S BENCHMARKS

The Lipper World Income Funds Average: Developed Nations is a universe of funds that represents the average total return of 14 developed nation closed-end funds. Funds in the average invest in non-U.S. dollar and U.S. dollar debt instruments with unspecified maturities or other income-producing securities as characterized by Lipper Analytical Services.

The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes all fixed rate debt issues with at least one year to maturity that are rated investment grade or higher by a nationally recognized ratings service. The Lehman Brothers Emerging Americas Index is an unmanaged index that includes all U.S. dollar-denominated securities from issuers in Latin America. The Salomon Brothers Canada Only Index is an unmanaged index that includes all Canadian dollar-denominated government bonds with more than one year to maturity. The indexes had individual one-year returns of 10.91%, 13.73% and 9.79%; three-year returns of 8.87%, 24.86% and 10.54%; and since inception returns of 6.69%, 12.29% and 6.69%, respectively.

The benchmark returns assume reinvested distributions and do not include sales charges. Indexes in the blended benchmark do not reflect expenses or transaction costs. The since inception returns are calculated from the month end following the fund's inception through April 30, 1998.


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                 1998 Semiannual Report  2  The Americas Income Trust

PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

PETER WILBY, CFA, CPA,
has primary responsibility for the management of The Americas Income Trust. He is a managing director at Salomon Brothers Asset Management Inc and has 15 years of financial experience.
--------------------------------------------------------------------------------

June 10, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

THE AMERICAS INCOME TRUST ACHIEVED A NET ASSET VALUE (NAV) TOTAL RETURN OF 10.72%* OVER THE SIX MONTHS ENDED APRIL 30, 1998 COMPARED TO 5.83% FOR THE FUND'S BLENDED BENCHMARK.*** Over the same period, the Lipper World Income Funds
Average: Developed Nations gained 4.36%. The fund returned 13.49% based on its market price.

WE ATTRIBUTE THE FUND'S OUTPERFORMANCE TO OUR OVERWEIGHTED*** POSITION IN EMERGING-MARKET DEBT*** DURING THE SIX-MONTH PERIOD. During the summer and early fall of 1997, the financial crisis in Asia caused a sharp sell-off in Latin American and Eastern European bond markets. Although these economies were not

* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those reinvestments as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY COUNTRY
--------------------------------------------------------------------------------
As a percentage of total assets on April 30, 1998

Emerging Markets                         Developed Markets
Argentina        10%                     Canada             13%
Brazil            1%                     United States      40%
Croatia           4%
Ecuador           1%
Mexico           15%
Panama            4%
Peru              2%
Poland            2%
Russia            4%
Venezuela         2%
Other Assets      2%


*** This report includes a glossary to help you understand financial terms used in the portfolio manager's letter. When you see this symbol, it indicates a word that is defined in the glossary.


--------------------------------------------------------------------------------

                 1998 Semiannual Report  3  The Americas Income Trust

--------------------------------------------------------------------------------

pressured by the same factors that led to the difficulties in Asia, global fixed-income investors nonetheless avoided emerging-market bonds and instead sought refuge in highly-liquid developed markets. At the peak of the crisis, the yield differential between U.S. Treasury securities and emerging-market debt soared to roughly 8%.

THE WIDENING OF CREDIT SPREADS*** IN THE WAKE OF THE ASIAN TURMOIL CREATED AN OPPORTUNITY FOR THE FUND TO BUY EMERGING-MARKET BONDS AT ATTRACTIVE PRICES. In particular, the fund took overweighted positions in the debt markets of Argentina, Mexico, Russia, Venezuela and Panama. Together, these five countries accounted for the bulk of the fund's outperformance. As the reporting period ended, emerging-market credit spreads had contracted to about 5%.

ECONOMIC FUNDAMENTALS IN LATIN AMERICA REMAIN SOLID. BOTH MEXICO AND ARGENTINA ARE ENJOYING BETTER-THAN-EXPECTED ECONOMIC GROWTH. Inflation is under control throughout the region, and significant political, market and economic reforms are going forward. Also, continued robust economic activity in the United States has created a vibrant export market for Latin American goods, helping to offset weakness in the region's exports of oil and industrial commodities to Asia.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY CURRENCY
--------------------------------------------------------------------------------
As a percentage of total assets on April 30, 1998

United States *       76%
Canada                11%
Mexico                 5%
Argentina              8%

*Includes 2% other assets, denominated in U.S. dollars.

--------------------------------------------------------------------------------

*** This report includes a glossary to help you understand financial terms used in the portfolio manager's letter. When you see this symbol, it indicates a word that is defined in the glossary.


--------------------------------------------------------------------------------

                 1998 Semiannual Report  4  The Americas Income Trust

--------------------------------------------------------------------------------

IN THE UNITED STATES, BOND PRICES TRADED WITHIN A NARROW RANGE. After beginning the reporting period at 6.14%, the yield on the Treasury's benchmark 30-year bond fell to 5.66% in January as the deepening crisis in Asia reassured investors that domestic inflation would remain under control. However, as evidence accumulated that some Asian economies were poised to begin a recovery later this year, the long-term Treasury yield rose modestly to close the reporting period at 5.94%.

DESPITE ROBUST ECONOMIC GROWTH, INFLATION IN THE UNITED STATES WAS VIRTUALLY NONEXISTENT. For the year ended April 30, prices at the consumer level rose by just 1.4%. Meanwhile, producer prices actually fell during five of the six months of the reporting period. Sluggish demand for U.S. goods overseas, weak commodity prices, and the strong dollar helped to offset the inflationary implications of rapid economic growth and a tight labor market.

WE REMAIN OPTIMISTIC ABOUT THE OUTLOOK FOR EMERGING-MARKET DEBT. While fixed-income securities in emerging economies are inherently volatile, we believe that the fundamental long-term case for owning emerging-market debt remains solidly in place. The widened credit spreads that resulted from the emotion-based reaction to last year's Asian crisis have provided the fund with additional buying opportunities.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY RATING
--------------------------------------------------------------------------------
As a percentage of total assets on April 30, 1998

Investment Grade          70%                   Non-Investment Grade   30%
AAA(or equivalent)        45%                   BB                     24%
A                          2%                   B                       1%
A2                         5%                   Not Rated               5%
BBB                       16%
Other Assets               2%



*** This report includes a glossary to help you understand financial terms used in the portfolio manager's letter. When you see this symbol, it indicates a word that is defined in the glossary.


--------------------------------------------------------------------------------

                 1998 Semiannual Report  5  The Americas Income Trust

--------------------------------------------------------------------------------


On May 1, Piper Jaffray Companies Inc., the parent company of Piper Capital, was acquired by U.S. Bancorp. As a result of this acquisition, the fund's board of directors approved a proposal to merge the fund into First American Strategic Income Fund, a newly created open-end fund with similar investment objectives, which is managed by First American Asset Management, U.S. Bancorp's asset management arm. This proposal is subject to shareholder approval and will be voted on at the fund's annual meeting in July.

Thank you for your investment in The Americas Income Trust.


Sincerely,

/s/ Peter Wilby


Peter Wilby
Managing Director, Senior Portfolio Manager
Salomon Brothers Asset Management


--------------------------------------------------------------------------------

                 1998 Semiannual Report  6  The Americas Income Trust

Financial Statements (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  April 30, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2) ........     $77,036,438
Cash in bank on demand deposit .............................         138,454
Fee Income .................................................           2,701
Accrued interest receivable ................................       1,073,438
                                                              -----------------
  Total assets .............................................      78,251,031
                                                              -----------------

LIABILITIES:
Net unrealized depreciation of forward foreign currency
  contracts held (note 2) ..................................             457
Payable for investment securities purchased on a when issued
  basis (note 2) ...........................................      18,483,625
                                                              -----------------
  Total liabilities ........................................      18,484,082
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $59,766,949
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $72,465,613
Undistributed net investment income ........................         719,910
Accumulated net realized loss on investments and foreign
  currency transactions ....................................     (15,756,525)
Unrealized appreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...............................................       2,337,951
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................     $59,766,949
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $74,697,548
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $59,766,949
Shares outstanding (authorized 2 billion shares of $0.01 par
  value) ...................................................       6,251,305
Net asset value ............................................     $      9.56
Market price ...............................................     $      9.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

              1998 Semiannual Report  7  The Americas Income Trust

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended April 30, 1998
 ................................................................................

INCOME:
Dividends ..................................................     $     7,838
Interest ...................................................       2,533,644
Fee income (note 2) ........................................         104,218
                                                              -----------------

  Total investment income ..................................       2,645,700
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         145,274
Administrative fee .........................................          58,110
Custodian and accounting fees ..............................          41,772
Transfer agent fees ........................................          10,784
Registration fees ..........................................          16,170
Reports to shareholders ....................................          29,468
Directors' fees ............................................           6,207
Audit and legal fees .......................................          47,733
Other expenses .............................................           2,729
                                                              -----------------
  Total expenses ...........................................         358,247
    Less expenses paid indirectly ..........................          (1,546)
                                                              -----------------

  Total net expenses .......................................         356,701
                                                              -----------------

  Net investment income ....................................       2,288,999
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized loss on investments (note 4) ..................        (408,559)
Net realized loss on foreign currency transactions .........          (8,137)
                                                              -----------------

  Net realized loss on investments and foreign currency ....        (416,696)
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............       4,078,853
                                                              -----------------

  Net gain on investments and foreign currency .............       3,662,157
                                                              -----------------

    Net increase in net assets resulting from operations ...     $ 5,951,156
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

              1998 Semiannual Report  8  The Americas Income Trust

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                              SIX MONTHS ENDED
                                                                   4/30/98           YEAR ENDED
                                                                 (UNAUDITED)          10/31/97
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 2,288,999         $ 4,424,736
Net realized gain (loss) on investments and foreign currency
  transactions .............................................        (416,696)          4,792,455
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............       4,078,853          (4,463,289)
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....       5,951,156           4,753,902
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (2,125,444)         (3,875,810)
                                                              -----------------   -----------------

  Total increase in net assets .............................       3,825,712             878,092

Net assets at beginning of period ..........................      55,941,237          55,063,145
                                                              -----------------   -----------------

Net assets at end of period ................................     $59,766,949         $55,941,237
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $   719,910         $   556,355
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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              1998 Semiannual Report  9  The Americas Income Trust

          Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                 The Americas Income Trust Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund primarily invests in debt securities that are issued by issuers located in the United States, Canada and Mexico. The fund may invest up to 35% of its assets in non-rated and below investment grade debt securities. Debt securities that the fund may invest in include: mortgage-related securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady bonds and corporate debt securities, and U.S. and foreign government securities. The fund may enter into dollar roll transactions. Fund shares are listed on the New York Stock Exchange under the symbol XUS.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                     INVESTMENTS IN SECURITIES
                 Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                 The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

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             1998 Semiannual Report  10  The Americas Income Trust

--------------------------------------------------------------------------------

                 Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                     FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
                 Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain
                 (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

                 The fund also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                 On April 30, 1998, the fund had open foreign currency exchange contracts which obligate the fund to deliver and receive currencies at specified future date. The unrealized depreciation on these contracts is reflected in the accompanying financial statements. The terms of the open contracts are as follows:

                                                        U.S.                                          U.S.
                                           CURRENCY    $ VALUE            CURRENCY                  $ VALUE
SETTLEMENT                                   TO BE      AS OF               TO BE                    AS OF
DATE                                       DELIVERED   4/30/98            RECEIVED                  4/30/98        DEPRECIATION
----------------------------------------  -----------  -------          -------------           ----------------   -------------
May 1, 1998                               141,375 CAD  98,805                      98,348 USD    98,348                 $457

CAD=Canadian Dollar
USD=United States Dollar

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             1998 Semiannual Report  11  The Americas Income Trust

--------------------------------------------------------------------------------

                     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                 Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of April 30, 1998, the fund had entered into outstanding when-issued or forward commitments of $18,483,625.

                 In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended April 30, 1998, such fees earned by the fund amounted to $104,218.

                     FEDERAL TAXES
                 The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                 Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions

---------------------------------------------------------------------

             1998 Semiannual Report  12  The Americas Income Trust

--------------------------------------------------------------------------------
                 made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the funds.

                     DISTRIBUTIONS TO SHAREHOLDERS
                 Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                     REPURCHASE AGREEMENTS
                 For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily

---------------------------------------------------------------------

             1998 Semiannual Report  13  The Americas Income Trust

--------------------------------------------------------------------------------
                 market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                     USE OF ESTIMATES
                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                     INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                 The fund has entered into the following agreements with Piper Capital Management Incorporated (the advisor and the administrator):

                 The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                 Salomon Brothers Asset Management Inc. has been retained by Piper Capital Management Incorporated as the subadvisor of the fund and is paid a fee equal to 75% of the investment management fee.

                 The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                     OTHER FEES AND EXPENSES
                 In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses;

---------------------------------------------------------------------

             1998 Semiannual Report  14  The Americas Income Trust

--------------------------------------------------------------------------------
                 custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                 Expenses paid indirectly represents a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                 Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the six months ended April 30, 1998, aggregated $26,688,578 and $19,621,715, respectively. Including dollar rolls, such purchases and sales aggregated $155,797,551 and $148,730,688, respectively.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
                 For federal income tax purposes, the fund had capital loss carryovers at October 31, 1997, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER       EXPIRATION
                                          -------------   ---------------
                                           $    300,876         2002
                                              9,607,653         2003
                                              5,431,300         2004
                                          -------------
                                           $ 15,339,829
                                          -------------
                                          -------------

(6) ADVISOR
    ACQUISITION
 ................................
                 On May 1, 1998, Piper Jaffray Companies Inc., the parent company of the funds' investment advisor, was acquired by U.S. Bancorp.

                 U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of March 31, 1998, U.S. Bancorp was the 15th largest U.S. commercial bank holding

---------------------------------------------------------------------

             1998 Semiannual Report  15  The Americas Income Trust

--------------------------------------------------------------------------------
                 company, with assets of nearly $70.9 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of March 31, 1998, U.S. Bank, acting through its First American Asset Management group, managed more than $65.3 billion in assets, including approximately $23.3 billion in assets of the First American Funds.

                 Under the Investment Company Act of 1940, as amended, consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp resulted in the assignment and automatic termination of the fund's investment advisory agreement with Piper Capital Management Incorporated. The fund has entered into a new investment advisory agreement with Piper Capital Management, which shareholders will vote on at the fund's annual meeting in July.

(7) REORGANIZATION OF
    THE FUND
 ................................
                 On April 27, 1998, the fund's board of directors approved the newly created open end fund in the First American family of funds. Shareholders will vote on the proposal at the fund's annual meeting in July.

---------------------------------------------------------------------

             1998 Semiannual Report  16  The Americas Income Trust

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                 Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                           Six Months
                                             Ended         Year           Year           Year          Period
                                            4/30/98        Ended          Ended          Ended          Ended
                                          (Unaudited)    10/31/97      10/31/96(e)     10/31/95      10/31/94(f)
                                          ------------   ---------   ---------------   ---------   ---------------
PER-SHARE DATA
Net asset value, beginning of period ...     $ 8.95        $ 8.81         $ 8.21        $ 10.26        $ 14.04
                                          ------------   ---------   ---------------   ---------   ---------------
Operations:
  Net investment income ................       0.37          0.71           0.59           0.79           0.92
  Net realized and unrealized gains
    (losses) on investments ............       0.58          0.05           0.64          (1.96)         (3.85)
                                          ------------   ---------   ---------------   ---------   ---------------
    Total from operations ..............       0.95          0.76           1.23          (1.17)         (2.93)
                                          ------------   ---------   ---------------   ---------   ---------------
Distributions to shareholders:
  From net investment income ...........      (0.34)        (0.62)            --             --          (0.73)
  Tax return of capital ................         --            --          (0.63)         (0.88)         (0.12)
                                          ------------   ---------   ---------------   ---------   ---------------
    Total distributions to
      shareholders .                          (0.34)        (0.62)         (0.63)         (0.88)         (0.85)
                                          ------------   ---------   ---------------   ---------   ---------------
Net asset value, end of period               $ 9.56        $ 8.95         $ 8.81           8.21        $ 10.26
                                          ------------   ---------   ---------------   ---------   ---------------
                                          ------------   ---------   ---------------   ---------   ---------------
Market value, end of period                  $ 9.00        $ 8.25         $ 7.38        $  6.88        $  9.75
                                          ------------   ---------   ---------------   ---------   ---------------
                                          ------------   ---------   ---------------   ---------   ---------------
SELECTED INFORMATION
Total return, net asset value (a) ......      10.72%         8.63%         15.78%        (10.96)%       (20.98)%
Total return, market value (b) .........      13.49%        21.02%         17.32%        (20.90)%       (29.98)%
Net assets at end of period (in
  millions)                                  $   60        $   56         $   55        $    52        $    66
Ratio of expenses to average weekly net
  assets excluding interest expense ....       1.23%(g)      1.15%          1.27%          1.21%          0.93%(g)
Ratio of expenses to average weekly net
  assets including interest expense            1.23%(g)      1.15%          1.27%          1.21%          1.60%(g)
Ratio of net investment income to
  average weekly net assets ............       7.87%(g)      7.66%          7.23%          9.60%         10.82%(g)
Portfolio turnover rate (excluding
  short-term securities and dollar roll
  transactions) ........................         23%          121%           104%            61%            62%
Amount of borrowings outstanding at end
  of period (in millions) (c) ..........         --            --             --             --        $    15
Per-share amount of borrowings
  outstanding at end of period .........         --            --             --             --        $  2.33
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................         --            --             --             --        $ 12.59
Asset coverage ratio (d) ...............         --            --             --             --            540%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID SECURITIES ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE MAY 22, 1996, SALOMON BROTHERS ASSET MANAGEMENT INC. BECAME THE SUBADVISOR TO THE FUND.
(f)  COMMENCEMENT OF OPERATIONS WAS JANUARY 28, 1994.
(g)  ANNUALIZED.

---------------------------------------------------------------------

             1998 Semiannual Report  17  The Americas Income Trust

Investments in Securities (Unaudited)
---------------------------------------------------------------------

THE AMERICAS INCOME TRUST                                              April 30, 1998
 .................................................................................................

                                                                          Credit
                                                            Principal     Rating         Market
Description of Security (a)                                Amount (b)      (c)         Value (d)
---------------------------------------------------------  -----------   --------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

UNITED STATES OF AMERICA (52.5%):
  CORPORATE SECURITIES (6.0%):
    General Motors, 8.80%, 3/1/21 .......................    1,000,000      A         $  1,233,590
    Hollinger International Publishing, 9.25%, 2/1/06 ...    1,250,000     BB-           1,309,376
    Royal Caribbean Cruises, 8.13%, 7/28/04                  1,000,000     BBB-          1,068,570
                                                                                      ------------
                                                                                         3,611,536
                                                                                      ------------

  GOVERNMENT SECURITIES (15.7%):
    U.S. Treasury Bond, 7.25%, 5/15/16 ..................    2,000,000     N/A           2,271,600
    U.S. Treasury Note, 5.88%, 2/15/04 ..................    2,000,000     N/A           2,020,436
    U.S. Treasury Note, 5.88%, 3/31/99 ..................    1,000,000     N/A           1,003,760
    U.S. Treasury Note, 6.75%, 4/30/00 ..................    4,000,000     N/A           4,088,040
                                                                                      ------------
                                                                                         9,383,836
                                                                                      ------------

  MORTGAGE-BACKED SECURITIES (30.8%):
    FHLMC, 6.50%, 5/1/30 ................................    5,000,000(e)   N/A          4,956,250
    FNMA, 8.00%, 5/1/30 .................................   13,000,000(e)   N/A         13,475,280
                                                                                      ------------
                                                                                        18,431,530
                                                                                      ------------

      Total United States of America
        (cost: $30,864,472)  ............................                               31,426,902
                                                                                      ------------
CANADA (17.5%):
  CORPORATE SECURITIES (2.8%):
    Rogers Cablesystems, 10.00%, 3/15/05 .                   1,500,000     BB+           1,657,500
                                                                                      ------------

  GOVERNMENT SECURITIES (14.7%):
    Canadian Government (Canadian Dollar), 9.75%,
      5/1/00 ............................................    2,900,000     AAA           2,201,110
    Canadian Government (Canadian Dollar), 8.00%,
      6/1/23 ............................................    3,000,000     AAA           2,742,426
    Canadian Government (Canadian Dollar), 8.75%,
      12/1/05 ...........................................    2,850,000     AAA           2,410,684

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

             1998 Semiannual Report  18  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                                          Credit
                                                            Principal     Rating         Market
Description of Security (a)                                Amount (b)      (c)         Value (d)
---------------------------------------------------------  -----------   --------     ------------
    Canadian Government Residual (Canadian Dollar),
      7.17%, 10/1/08 ....................................    3,700,000(f)   N-R       $  1,448,607
                                                                                      ------------
                                                                                         8,802,827
                                                                                      ------------

      Total Canada
        (cost: $9,438,738)  .............................                               10,460,327
                                                                                      ------------
MEXICO (19.3%):
  GOVERNMENT SECURITIES (12.3%):
    Mexican Discount, Brady Bond, Series A, 6.59%,
      12/31/19 ..........................................    2,000,000(l)    BB          1,875,313
    Mexican Discount, Brady Bond, Series B, 6.62%,
      12/31/19 ..........................................    1,500,000(l)    BB          1,406,484
    United Mexican States, 9.88%, 1/15/07 ...............    2,975,000      BB           3,168,375
    United Mexican States, 8.63%, 3/12/08 ...............      950,000      BB             936,938
                                                                                      ------------
                                                                                         7,387,110
                                                                                      ------------

  SHORT-TERM SECURITIES (7.0%):
    Mexican Cetes, (Mexican Peso), 20.05%, 9/24/98 ......   18,852,510(f)   A-2          2,061,582
    Mexican Cetes, (Mexican Peso), 22.65%, 9/3/98 .......   18,979,340(f)   A-2          2,096,914
                                                                                      ------------
                                                                                         4,158,496
                                                                                      ------------

      Total Mexico
        (cost: $11,533,428)  ............................                               11,545,606
                                                                                      ------------
ARGENTINA (12.8%):
  GOVERNMENT SECURITIES (12.8%):
    Argentina Bocon Pre 1, 3.21%, 4/1/01 ................    2,078,526(h)   BBB-         1,837,354
    Argentina Bocon Pro 1, 2.98%, 4/1/07 ................      622,672(h)   BBB-           456,665
    Argentina Global, 11.38%, 1/30/17 ...................      250,000      BB             273,750
    Argentina Global (Argentine Peso) 144A, 11.75%,
      2/12/07 ...........................................    3,750,000(g)   BBB-         3,825,478
    Argentina Global 144A, 11.75%, 2/12/07                   1,000,000(g)   BBB-         1,020,000
    Argentina Registered, 8.75%, 7/10/02 ................      250,000     BBB-            229,591
                                                                                      ------------

      Total Argentina
        (cost: $7,380,405)  .............................                                7,642,838
                                                                                      ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

             1998 Semiannual Report  19  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                                          Credit
                                                            Principal     Rating         Market
Description of Security (a)                                Amount (b)      (c)         Value (d)
---------------------------------------------------------  -----------   --------     ------------
BRAZIL (1.5%):
  GOVERNMENT SECURITIES (1.5%):
    Brazil C Bond, Payment-in-Kind, 5.42%, 4/15/14 ......      957,177(i)   BB-       $    794,457
    Brazil Global, 10.13%, 5/15/27 ......................      100,000     BB-              96,000
                                                                                      ------------

      Total Brazil
        (cost: $781,741)  ...............................                                  890,457
                                                                                      ------------
CROATIA (4.5%):
  GOVERNMENT SECURITIES (4.5%):
    Croatia, Brady Bond, Series A, 6.50%, 7/31/10
      (cost: $2,515,162) ................................    3,000,000(h)   BBB-         2,663,438
                                                                                      ------------
ECUADOR (1.8%):
  GOVERNMENT SECURITIES (1.8%):
    Ecuador PDI, 3.00%, 2/27/15                              1,668,995(h)
      (cost: $930,177) ..................................            (i)   N-R           1,051,467
                                                                                      ------------
PANAMA (5.5%):
  GOVERNMENT SECURITIES (5.5%):
    Panama FLIRB (interest rate reduction bond), 3.75%,
      7/17/14 ...........................................    2,000,000(j)   BB+          1,569,375
                                                             2,004,827(h)
    Panama PDI, 4.00%, 7/17/16 ..........................            (i)   BB+           1,689,067
                                                                                      ------------

      Total Panama
        (cost: $3,335,011)  .............................                                3,258,442
                                                                                      ------------
PERU (3.1%):
  GOVERNMENT SECURITIES (3.1%):
    Peru FLIRB, 3.25%, 3/7/17
      (cost: $1,797,449) ................................    3,000,000(k)    BB          1,837,500
                                                                                      ------------
POLAND (2.3%):
  GOVERNMENT SECURITIES (2.3%):
    Poland Registered Discount, 3.75%, 10/27/24
      (cost: $1,352,763) ................................    2,000,000(h)   BBB-         1,398,750
                                                                                      ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

             1998 Semiannual Report  20  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                                          Credit
                                                            Principal     Rating         Market
Description of Security (a)                                Amount (b)      (c)         Value (d)
---------------------------------------------------------  -----------   --------     ------------
RUSSIA (5.3%):
  LOAN PARTICIPATION (5.3%):
    Russia 144A, Brady Bond, Interest Notes, 6.72%,
      12/15/15 ..........................................    3,650,000(l)   N-R       $  2,623,438
    Russia Global Registered, 10.00%, 6/26/07 ...........      550,000     BB-             530,131
                                                                                      ------------

      Total Russia
        (cost: $3,125,185)  .............................                                3,153,569
                                                                                      ------------
VENEZUELA (2.9%):
  GOVERNMENT SECURITIES (2.9%):
    Venezuela DCB (debt conversion bond), 6.81%, 12/18/07
      (cost: $1,643,017) ................................    1,904,760(l)    B+          1,707,142
                                                                                      ------------

      Total Investments in Securities
        (cost: $74,697,548) (m)  ........................                             $ 77,036,438
                                                                                      ------------
                                                                                      ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         BRADY BOND - U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT DEBT ISSUED TO
          PAY FOR DELINQUENT PRINCIPAL AND/OR INTEREST PAYMENTS ON BANK LOANS. ALL OR A PORTION OF PRINCIPAL AND/OR INTEREST PAYMENTS MAY BE COLLATERALIZED BY U.S. TREASURIES.
         PDI - PAST DUE INTEREST BOND - TYPE OF BRADY BOND WHICH IS ISSUED TO
          PAY FOR PAST DUE INTEREST ON BANK LOANS.
         PAYMENT-IN-KIND - INTEREST IS GENERALLY PAID BY ISSUING ADDITIONAL PAR
          OF THE SECURITY RATHER THAN PAYING CASH.
         FLIRB - FRONT-LOADED INTEREST REDUCTION BOND - TYPE OF BRADY BOND FOR
          WHICH COUPON RATES ARE FIXED AT AN INCREMENTALLY INCREASING RATE FOR A SET PERIOD OF TIME AFTER WHICH THE COUPON RATE INCREASES (DECREASES) IN LINE WITH AN INCREASE (DECREASE) IN A FINANCIAL INDEX SUCH AS LIBOR.
         DISCOUNT BOND - TYPE OF BRADY BOND WHICH IS ISSUED AT A DISCOUNT TO THE
          PAR VALUE OF THE BANK LOAN.
         DCB - DEBT CONVERSION BOND - TYPE OF FLOATING RATE BRADY BOND.
         CETES - MEXICAN TREASURY NOTE.
(b) SECURITIES ARE DENOMINATED AND PRINCIPAL AMOUNTS ARE STATED IN U.S. DOLLARS EXCEPT FOR THOSE DENOTED OTHERWISE.
(c) THE STANDARD & POOR'S (S&P) AND MOODY'S INVESTORS SERVICE INC. (MOODY'S) RATINGS ARE A CURRENT ASSESSMENT OF THE CREDIT WORTHINESS OF AN ISSUER WITH RESPECT TO A SPECIFIC OBLIGATION. RATINGS PROVIDED AND DESCRIBED BELOW ARE S&P RATINGS. SECURITIES DESIGNATED AS "N-R" ARE NOT RATED BY STANDARD & POOR'S OR MOODY'S.

     "AAA" - Extremely low sensitivity to changing market conditions and offer the greatest stability of returns.
     "AA" - Low sensitivity to changing market conditions and offer stable returns over short and intermediate holding periods.

---------------------------------------------------------------------

             1998 Semiannual Report  21  The Americas Income Trust

---------------------------------------------------------------------

     "A" - Sensitive to changing market conditions and offer stable returns over intermediate and long holding periods.
     "A-2" - S&P commercial paper rating. The degree of safety regarding timely payment is strong.
     "BBB" - An adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
     "BB" - Less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest payments and principal repayments.
     "B" - A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
     Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
     "N/A" - Certain U.S. and Canadian securities are not individually rated by S&P or Moody's. Such securities are implied to carry the country's overall debt rating which in these cases is "AAA". In addition, repurchase agreements are not rated by S&P or Moody's.
     Rating provided is the short-term rating of the counterparty.

(d) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(e) ON APRIL 30, 1998, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $18,483,625.
(f) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(g) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER RULE 144(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS. SECURITY IS CONSIDERED LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(h) FLOATING RATE BOND. INTEREST RATE DISCLOSED IS THE RATE IN EFFECT ON APRIL 30, 1998.
(i) A PORTION OF THE COUPON INTEREST ON THIS BOND IS ADDED TO PRINCIPAL AND A PORTION IS RECEIVED IN CASH.
(j) COUPON RATE ON THIS SECURITY INCREASES ANNUALLY IN 0.25% INCREMENTS FROM 3.50% IN 1996 TO 5.00% IN 2002, THEREAFTER RATE INCREASES (DECREASES) WITH AN INCREASE (DECREASE) IN LIBOR.
(k) COUPON RATE ON THIS SECURITY INCREASES EVERY OTHER YEAR FROM 3.25% IN 1997 TO 5.00% IN 2007, THEREAFTER RATE INCREASES (DECREASES) WITH AN INCREASE (DECREASE) IN LIBOR.
(l) VARIABLE RATE BOND. INTEREST RATE INCREASES (DECREASES) WITH AN INCREASE (DECREASE) IN LIBOR. INTEREST RATE DISCLOSED IS THE RATE IN EFFECT ON APRIL 30, 1998.
(m) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,539,112
      GROSS UNREALIZED DEPRECIATION ......      (200,222)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,338,890
                                            ------------
                                            ------------

---------------------------------------------------------------------

             1998 Semiannual Report  22  The Americas Income Trust

        Shareholder Update
--------------------------------------------------------------------------------

                  SPECIAL SHAREHOLDER MEETING RESULTS
               A special meeting of shareholders of the fund was held on April 9, 1998. The purpose of the meeting was to vote on a new sub-advisory agreement between Piper Capital Management Incorporated ("Piper Capital") and Salomon Brothers Asset Management Inc. ("SBAM"). In November 1997, Salomon Inc., the ultimate parent company of SBAM, merged with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc. ("the Merger"). Under the Investment Company Act of 1940, the Merger arguably resulted in the assignment and automatic termination of the sub-advisory agreement between Piper Capital and SBAM that was in place at the time, and required the parties to enter in the new sub-advisory agreement. The terms of the new sub-advisory agreement are identical in all material respects to the terms of the sub-advisory agreement in place at the time of the Merger.

               The following votes were cast regarding this matter:

    SHARES            SHARES                        BROKER
  VOTED "FOR"     VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 -------------   -----------------   -----------   ---------
   3,810,732          603,763           55,454        --

---------------------------------------------------------------------

             1998 Semiannual Report  23  The Americas Income Trust

Glossary of Terms***
--------------------------------------------------------------------------------

BENCHMARK
An established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

CREDIT SPREAD
The credit spread of a security is the incremental yield over the Treasury curve that investors demand for assuming the credit risk of the security.

EMERGING-MARKET DEBT
Debt issued by countries characterized as emerging market countries. According to the World Bank, "emerging market" refers to countries with per-capita annual incomes of less than $8,625 that have the potential for development. In this fund, examples include: Brazil, Argentina, Poland and Mexico. Emerging market debt is usually non-investment grade.

OVERWEIGHTED OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.



--------------------------------------------------------------------------------

                1998 Semiannual Report  24  The Americas Income Trust

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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Attn: Mutual Fund Services
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Minneapolis, MN 55402-3804

To reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered
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additional reports mailed to your address, please call our Mutual Fund Services area at  800 866-7778, or mail a request to us.

ON-LINE  W
--------------------------------------------------------------------------------
http://www.piperjaffray.com/

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